UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): January 27, 2011

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

807 11th Avenue, Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 390-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note

This Amendment No. 1 is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K of Ariba, Inc. (the “Company” or “Ariba”), originally filed with the Securities and Exchange Commission on January 27, 2010, to include the financial statements and pro forma financial information required under Item 9.01 below.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Quadrem International Holdings, Ltd. as of December 31, 2009 and for the year then ended are filed as Exhibit 99.2 to this report.

The unaudited condensed consolidated financial statements of Quadrem International Holdings, Ltd. as of September 30, 2010 and for the nine months then ended are filed as Exhibit 99.3 to this report.

(b) Pro Forma Financial Information

The pro forma financial information as of September 30, 2010 and for the twelve months then ended is filed as Exhibit 99.4 to this report.

(d) Exhibits

Consent of independent auditors

Exhibit Number	Description

99.2	Audited consolidated financial statements of Quadrem International Holdings, Ltd. As of December 31, 2009 and for the year then ended

99.3	Unaudited condensed consolidated financial statements of Quadrem International Holdings, Ltd. As of September 30, 2010 and for the nine months then ended

99.4	Unaudited pro forma condensed combined financial information

99.5	Consent of independent auditors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: April 1, 2011	By:	/s/ Ahmed Rubaie

Ahmed Rubaie Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.2	Audited consolidated financial statements of Quadrem International Holdings, Ltd. As of December 31, 2009 and for the year then ended

99.3	Unaudited condensed consolidated financial statements of Quadrem International Holdings, Ltd. As of September 30, 2010 and for the nine months then ended

99.4	Unaudited pro forma condensed combined financial information

99.5	Consent of independent auditors